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                                  Exhibit 24

                               Power of Attorney

I hereby appoint each of Vernon T. Squires or Steven C. Preston or Eric R. Zarnikow or Susan D. Baker or any other person occupying the office of General Counsel, Chief Financial Officer, Treasurer, or Secretary with The ServiceMaster Company ("ServiceMaster") at the time any action hereby authorized shall be taken to act as my attorney-in-fact and agent for all purposes specified in this Power of Attorney. I hereby authorize each person identified by name or office in the preceding sentence (each of whom is herein called by "authorized representative") acting alone to sign and file on my behalf in all capacities I may at any time have with ServiceMaster (including but not limited to the position of director or any officership position): (i) a registration statement prepared under the Securities Act of 1933 registering common stock to be used by ServiceMaster or any of its subsidiaries for (x) future purchases of businesses, whether by way of acquisitions of assets, acquisitions of stock or statutory mergers, and (y) such other transactions as may be approved by the President and Chief Executive Officer of ServiceMaster or in accordance with authority delegated by ServiceMaster's Board of Directors on or after the date hereof and
(ii) any pre-effective or post-effective amendment to such registration statement. I hereby authorized each authorized representative in my name and on my behalf to execute every document and take every other action which such authorized representative deems necessary or desirable in connection with the registration statement identified in this Power of Attorney and any sale of securities or other transaction accomplished by means of such registration statement.

At the discretion of the President and Chief Executive Officer of ServiceMaster, the registration of the common stock contemplated in the preceding paragraph may be made by means of separate registration statements rather than the single registration statement specified in the preceding paragraph; and, in that event, the authorizations in the preceding paragraph shall apply to each such registration statement.

This instrument shall remain in effect until and unless I shall give written notice to ServiceMaster's President and Chief Executive Officer or ServiceMaster's General Counsel or ServiceMaster's Chief Financial Officer of my election to revoke this instrument. No such revocation shall be effective to revoke the authority for any action taken pursuant to this Power of Attorney prior to such delivery of such revocation.

This instrument shall be governed by the law of the State of Illinois.

Dated: March 20, 1998


                                               Signature

                                               /s/ C. William Pollard
                                               ----------------------
                                                   C. William Pollard

                                               /s/ Carlos H. Cantu
                                               ----------------------
                                                   Carlos H. Cantu

                                               /s/ Charles W. Stair
                                               ----------------------
                                                   Charles W. Stair

                                               /s/ Phillip B. Rooney
                                               ----------------------
                                                   Phillip B. Rooney

                                               /s/ Paul W. Berezny, Jr.
                                               ----------------------
                                                   Paul W. Berezny, Jr.

                                               /s/ Henry O. Boswell
                                               ----------------------
                                                   Henry O. Boswell

                                               /s/ Brian Griffiths
                                               -----------------------
                                                   Brian Griffiths

                                               /s/ Sidney E. Harris
                                               -----------------------
                                                   Sidney E. Harris

                                               /s/ Herbert P. Hess
                                               -----------------------
                                                   Herbert P. Hess

                                               /s/ Michelle M. Hunt
                                               -----------------------
                                                   Michelle M. Hunt

                                               /s/ Gunther H. Knoedler
                                               -----------------------
                                                   Gunther H. Knoedler

                                               /s/ James D. McLennan
                                               -----------------------
                                                   James D. McLennan

                                               /s/ Vincent C. Nelson
                                               -----------------------
                                                   Vincent C. Nelson

                                               /s/ Dallen W. Peterson
                                               -----------------------
                                                   Dallen W. Peterson

                                               /s/ Steven S Reinemund
                                               -----------------------
                                                   Steven S Reinemund

                                               /s/ Burton E. Sorensen
                                               -----------------------
                                                   Burton E. Sorensen

                                               /s/ David K. Wessner
                                               -----------------------
                                                   David K. Wessner